UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

BROOKFIELD TOTAL RETURN FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

BROOFKIELD TOTAL RETURN FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

Item 1. Reports to Shareholders.

Brookfield Investment Management

2013

ANNUAL REPORT

Brookfield Total Return Fund Inc.

Coastal

IN PROFILE

Brookfield Asset Management Inc. is a global alternative asset manager with over $183 billion in assets under management as of September 30, 2013. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of September 30, 2013.

TABLE OF CONTENTS

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED            MAY LOSE VALUE            NOT BANK GUARANTEED

© Copyright 2013. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Annual Report for Brookfield Total Return Fund Inc., formerly known as the Helios Total Return Fund, Inc. (“HTR” or the “Fund”) for the fiscal year ended November 30, 2013.

Overall capital market performance was mixed during the year, as the positive catalyst of an improving economic environment was offset by concerns over rising interest rates. Accordingly, equity markets generally produced strong results over the period while fixed income markets were more challenged. The U.S. economy gained further strength over the course of the year, driven largely by an improving labor market, an expansion in household net worth and continued recovery of both the residential and commercial property markets. This positive momentum led the U.S. Federal Reserve to begin tapering its asset purchase program in a move that had been widely discussed and debated in the marketplace for months. Importantly, the Federal Reserve also reiterated its commitment to maintaining a low interest rate environment for the foreseeable future and to providing sufficient support as needed. As a result, market volatility following the announcement was minimal and we believe implementation will serve to reduce uncertainty moving forward.

Within this environment, securitized products experienced attractive performance, benefiting from reduced volatility, improving demand, rising asset (real-estate) prices, lower delinquency levels and reduced inventories. Indeed, many of the fundamental underpinnings of the U.S. real estate market demonstrated significant improvement throughout 2013, leading to strengthening of both the commercial and residential property markets.

Our strategy moving forward is focused upon current income as well as capturing the upside potential within the private label RMBS and CMBS credit markets. We believe that these securities offer attractive relative value and meaningful current yield. Importantly, we expect credit related RMBS and CMBS assets to fare well in a rising interest rate environment, due to positive fundamental trends, attractive current yield spreads and conservative expectations for performance. We acknowledge challenges to future results, including evolving regulation and government policy related to securitized products as well as ongoing constraints in credit provision. However, we believe there is considerable potential for positive performance in the year ahead, particularly as the U.S. housing market recovery continues to accelerate.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements and schedule of investments as of November 30, 2013.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

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BROOKFIELD TOTAL RETURN FUND INC.

OBJECTIVE AND STRATEGY

Brookfield Total Return Fund Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2013, Brookfield Total Return Fund Inc. (NYSE: HTR) (the “Fund”) had a total return based on net asset value of 16.22% and a total return based on market price of 6.41%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $23.31 on November 30, 2013, the Fund’s shares had a dividend yield of 9.78%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The 5-Year U.S. Treasury was down 1.34% over the twelve-month period.

The Fund’s performance over the period was driven by income and by yield spread tightening driven by the continued improvement in fundamental performance within the portfolios exposures to residential and commercial real estate. The Fund’s allocations to credit outperformed, as non-Agency Residential Mortgage-Backed Securities (“MBS”) and Commercial MBS (“CMBS”) were among the best performing asset classes in 2012 and 2013. The Fund’s allocation to credit more than offset the impact of duration during a period of rising rates.

As of November 30, 2013, the Fund had approximately 8% invested in Agency MBS, including agency Interest-Only securities. The majority of the Fund’s Agency MBS is allocated to seasoned, higher coupon securities that we expect to fare better through this period of reduction in the asset purchase program. Within the Fund’s portfolio, the exposure to asset-backed securities (“ABS”), non-Agency MBS and CMBS represented approximately 79% of gross assets as of November 30, 2013. We believe that to the extent the economy remains on track, we will likely see continued improvement in our non-Agency MBS, CMBS and ABS assets, many of which remain at discount dollar prices. The current market price average was $91 for CMBS and $70 for non-Agency MBS as of November 30, 2013.

Our strategy for the Fund’s portfolio remains focused on income and on capturing the upside in the private label Residential MBS and CMBS universe. We believe these sectors remain good places to hide from rising rates, given their excess spread and their positive fundamentals. And unlike other sectors there is differentiated upside available in these sectors where expectations for mortgage losses remain higher than the likely end result. As such, we think a focus on a better than expected housing market will continue to add value.

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BROOKFIELD TOTAL RETURN FUND INC.

MARKET ENVIRONMENT

Real estate markets in the U.S. improved significantly over the past 12 months. Prices of single family homes were up 12% over the last 12 months, as measured by the CoreLogic Home Price Index. Moody’s CPPI index which measures changes in commercial property prices also showed an increase of 14% over the last 12 months, ending in October. Within commercial real estate, top tier properties in major markets have enjoyed a significant recovery over the past several months but the secondary markets have outperformed major markets. This evidences the expansion of the commercial real estate recovery that we discussed in the Fund’s semi-annual report. These improvements in residential housing markets and commercial real estate markets are additive to the U.S. economy. Many of the fundamental underpinnings for housing, such as demand, inventory levels and delinquency rates are showing marked improvement. Excess inventory has been reduced significantly. Moreover, homeowners’ equity has improved substantially, with the home price appreciation in 2012 and 2013. At the peak of the crisis in 2009, CoreLogic noted 26% of all mortgages were underwater and that number has since been reduced to 13% at the end of the period.

The survey of bank lending officers, the Senior Loan Officer Survey, has shown slight improvements in credit provision by banks, though more limited access to credit for non-Agency borrowers with weaker credit or non-Agency borrowers with higher loan-to-value ratios, remains a notable constraint. We still look to an expansion in credit that is likely to provide additional positive support to growth in home prices and to the economy overall, particularly as interest rates and as mortgage rates rise.

With the U.S. housing market now an area of strength, we believe overall economic recovery will begin to progress at a better than expected pace. Increased prices on homes and higher equity markets have contributed to a significant improvement in household net worth. Improved payroll and unemployment numbers and continued strength in housing, even in the face of increases in mortgage rates, have resulted in enough economic confidence for the Federal Reserve Open Market Committee (FOMC) to begin reducing their Asset Purchase Program (“QE”), albeit slowly. The beginning of the “Taper” in December has come with markedly less interest rate volatility than we saw when Taper discussion began back in May 2013, and in our view its implementation reduces uncertainty going forward.

Progress has continued with changes to Fannie Mae and Freddie Mac, both Government-Sponsored Enterprises (“GSE”). Through November 2013, sales of less liquid securities from the GSE balance sheet totals over $18.5 billion. Fannie Mae and Freddie Mac have also sold risk related to newly guaranteed loans. There have been three “risk sharing” transactions, two for Freddie Mac and one for Fannie Mae that have been issued this year. As well, Fannie Mae has also sold risk on its new guarantee book through a transaction directly with an insurer. These are important early efforts to reduce the risk owned by the GSEs. Lastly, the long awaited replacement of FHFA “Interim” Director, Ed Dimarco, has been made with Mel Watt confirmed by the Senate. DiMarco’s last act was to increase the guarantee fee again, which continues to reduce the GSE footprint, and making the bank bid for whole loans more competitive.

The impacts of sweeping bank regulation in the form of Basel II (Europe only), Basel III and Dodd-Frank Wall Street Reform, Solvency II (Europe) and the Volcker Rule remain a key issue. These bills have had several significant effects, not the least of which is a shrinking of broker dealer balance sheets across most products. And at times changing, or limiting, the buyer base for particular security types. Overall, as these regulations change and go thru comment periods, the impact, particularly on liquidity can be significant.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement

2013 Annual Report            3

BROOKFIELD TOTAL RETURN FUND INC.

are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. The Fund may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2013 and subject to change based on subsequent developments.

4            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Portfolio Characteristics (Unaudited)

November 30, 2013

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.78%
Weighted average coupon	3.36%
Weighted average life	8.15 years
Average dollar price (Excluding Interest-Only Securities)	$87.12
Percentage of Fixed Securites	31.2%
Percentage of Floating Securites	64.5%
Percentage of leveraged assets	30.74%
Total number of holdings	306

CREDIT QUALITY
AAA	17%
AA	3%
A	7%
BBB	8%
BB	8%
B	25%
Below B	32%

Total	100%

ASSET ALLOCATION[2]
U.S. Government & Agency Obligations	4%
Asset-Backed Securities	5%
Residential Mortgage Related Holdings	26%
Commercial Mortgage Related Holdings	50%
Interest-Only Securities	4%
Investment Grade Corporate Bonds	0%
High Yield Corporate Bonds	11%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by November 30, 2013 stock price.

[2]	Percentages are based on total investments.

2013 Annual Report            5

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 6.1%
U.S. Government Agency Collateralized Mortgage Obligations – 0.1%
Federal National Mortgage Association
Series 1997-79, Class PL [1]	6.85%	12/18/27	$276	$317,140
Series 1998-W6, Class B3 [2,3,4]	7.09	10/25/28	220	6,139

Total U.S. Government Agency Collateralized Mortgage Obligations				323,279

U.S. Government Agency Pass-Through Certificates – 6.0%
Federal Home Loan Mortgage Corporation
Pool Q03049 [1]	4.50	08/01/41	2,933	3,142,094
Pool C69047 [1]	7.00	06/01/32	392	446,921
Pool H01847 [1]	7.00	09/01/37	164	178,469
Pool C53494 [1]	7.50	06/01/31	45	46,323
Pool C56878 [1]	8.00	08/01/31	103	113,762
Pool C58516 [1]	8.00	09/01/31	41	41,744
Pool C59641 [1]	8.00	10/01/31	218	253,467
Pool C55166 [1]	8.50	07/01/31	105	114,498
Pool C55167 [1]	8.50	07/01/31	67	70,227
Pool C55168 [1]	8.50	07/01/31	74	77,628
Pool C55169 [1]	8.50	07/01/31	63	65,852
Pool G01466 [1]	9.50	12/01/22	522	585,328
Pool 555559 [1]	10.00	03/01/21	112	123,498
Pool 555538 [1]	10.00	03/01/21	170	186,190
Federal National Mortgage Association
Federal National Mortgage Association TBA	3.50	TBA	4,000	4,031,720
Pool 753914 [1]	5.50	12/01/33	1,261	1,380,977
Pool 761836 [1]	6.00	06/01/33	584	642,961
Pool 948362 [1]	6.50	08/01/37	262	282,360
Pool 555933 [1]	7.00	06/01/32	2,015	2,328,542
Pool 645912 [1]	7.00	06/01/32	433	492,034
Pool 645913 [1]	7.00	06/01/32	672	769,240
Pool 650131 [1]	7.00	07/01/32	520	593,945
Pool 789284 [1]	7.50	05/01/17	33	33,878
Pool 827853 [1]	7.50	10/01/29	35	35,428
Pool 545990 [1]	7.50	04/01/31	746	859,712
Pool 255053 [1]	7.50	12/01/33	158	183,181
Pool 735576 [1]	7.50	11/01/34	886	1,064,449
Pool 896391 [1]	7.50	06/01/36	423	484,583
Pool 887431 [1]	7.50	08/01/36	150	171,593
Pool 735800 [1]	8.00	01/01/35	554	636,153
Pool 636449 [1]	8.50	04/01/32	412	489,121
Pool 852865 [1]	9.00	07/01/20	581	658,818
Pool 545436 [1]	9.00	10/01/31	318	384,096
Pool 458132 [1]	9.03	03/15/31	933	1,016,154

Total U.S. Government Agency Pass-Through Certificates				21,984,946

Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $21,252,232)				22,308,225

See Notes to Financial Statements.

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BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES – 6.5%
Housing Related Asset-Backed Securities – 6.5%
Access Financial Manufactured Housing Contract Trust
Series 1995-1, Class B1 [5] (Acquired 01/25/01, Cost $2,891,017, 0.8%)	7.65%	05/15/21	$2,895	$2,907,907
ACE Securities Corporation Manufactured Housing Trust
Series 2003-MH1, Class A4 [3,4]	6.50	08/15/30	1,787	1,894,276
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	08/01/32	329	348,991
Conseco Financial Corp.
Series 1998-3, Class A6 [6]	6.76	03/01/30	1,268	1,373,619
Series 1997-7, Class A7 [6]	6.96	07/15/28	1,287	1,359,870
Series 1997-2, Class A6 [6]	7.24	06/15/28	151	158,867
Series 1997-6, Class A9 [6]	7.55	01/15/29	833	879,082
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A5	5.87	04/15/40	258	273,709
Series 2001-B, Class A6 [6]	6.47	04/15/40	223	239,110
Mid-State Capital Corp.
Series 2004-1, Class M1 [1]	6.50	08/15/37	4,733	5,089,032
Series 2004-1, Class M2 [5] (Acquired 07/01/04, Cost $2,338,526, 0.7%)	8.11	08/15/37	2,340	2,714,149
Newcastle CDO IX Ltd.
Series 2007-10-1, Class A [1]	0.43	05/25/52	2,749	2,673,331
Origen Manufactured Housing Contract Trust
Series 2005-B, Class A4	5.91	01/15/37	1,668	1,743,272
Vanderbilt Mortgage Finance
Series 2001-B, Class A5 [6]	6.96	09/07/31	2,000	2,065,796

Total Housing Related Asset-Backed Securities				23,721,011

Total ASSET-BACKED SECURITIES (Cost $23,205,653)				23,721,011

RESIDENTIAL MORTGAGE RELATED HOLDINGS – 35.5%
Non-Agency Mortgage-Backed Securities – 35.5%
ACE Securities Corporation Home Equity Loan Trust
Series 2006-HE2, Class A2D [6,7,8]	0.44	05/25/36	2,182	1,209,832
Alternative Loan Trust
Series 2006-OA10, Class 3A1 [6,7]	0.36	08/25/46	2,217	1,600,183
Series 2007-2CB, Class 1A15	5.75	03/25/37	1,140	941,406
Series 2006-41CB, Class 2A17	6.00	01/25/37	1,836	1,570,778
Series 2006-29T1, Class 3A3 [6]	76.72	10/25/36	1,179	4,281,299
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [6,7,8]	0.31	12/25/36	2,350	1,647,839
Banc of America Funding Corp.
Series 2003-3, Class B4 [2,5,6] (Acquired 01/28/04, Cost $214,322, 0.0%)	5.48	10/25/33	239	111,533
Series 2003-3, Class B5 [2,5,6] (Acquired 01/28/04, Cost $181,071, 0.0%)	5.48	10/25/33	241	97,123
Series 2003-3, Class B6 [2,5,6] (Acquired 01/28/04, Cost $35,389, 0.0%)	5.48	10/25/33	76	2,838

See Notes to Financial Statements.

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BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
BCAP LLC Trust
Series 2009-RR13, Class 18A2 [3,4,6]	5.86%	07/26/37	$2,080	$1,644,552
Citicorp Mortgage Securities Trust
Series 2006-3, Class 1A4	6.00	06/25/36	2,413	2,557,431
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2 [3,4,6]	2.42	04/25/45	3,244	2,654,496
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-J13, Class B3 2,5,6 (Acquired 09/13/07, Cost $281,019, 0.0%)	5.23	01/25/34	345	160,471
Series 2003-J13, Class B4 [2,5,6] (Acquired 09/13/07, Cost $176,524, 0.0%)	5.23	01/25/34	276	63,791
Series 2003-J13, Class B5 [2,5,6] (Acquired 09/13/07, Cost $22,829, 0.0%)	5.23	01/25/34	189	20,030
Series 2003-57, Class B3 [2,5] (Acquired 02/20/04, Cost $0, 0.0%)	5.50	01/25/34	261	3
Series 2007-5, Class A29	5.50	05/25/37	982	895,206
Series 2006-21, Class A11	5.75	02/25/37	3,231	2,820,878
Series 2004-21, Class A10	6.00	11/25/34	463	492,550
Series 2007-18, Class 1A1	6.00	11/25/37	149	135,019
DSLA Mortgage Loan Trust
Series 2007-AR1, Class 2A1A [6,7]	0.31	04/19/47	5,242	4,361,019
First Republic Mortgage Bank Mortgage Pass-Through Certificates
Series 2000-FRB1, Class B3 [2,5,6] (Acquired 08/30/01, Cost $90,694, 0.0%)	0.67	06/25/30	95	59,223
GMAC Mortgage Corporation Loan Trust
Series 2004-J5, Class M1 [6]	5.32	01/25/35	1,517	1,203,954
GSAMP Trust
Series 2007-HE1, Class A2B [6,7,8]	0.27	03/25/47	2,414	2,197,067
Series 2007-NC1, Class A2B [6,7,8]	0.27	12/25/46	3,655	1,939,202
Series 2006-HE5, Class A2C [6,7,8]	0.32	08/25/36	5,335	3,868,387
Series 2007-NC1, Class A2C [6,7,8]	0.32	12/25/46	8,334	4,449,381
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	1,186	1,187,350
Indymac Index Mortgage Loan Trust
Series 2006-FLX1, Class A1 [6,7]	0.38	11/25/36	6,728	5,776,597
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [6,7,8]	0.27	01/25/37	1,068	494,179
Series 2006-HE2, Class A3 [6,7,8]	0.33	08/25/36	9,042	3,920,377
Series 2006-HE3, Class A4 [6,7,8]	0.40	01/25/37	825	383,116
JP Morgan Mortgage Acquisition Corp.
Series 2006-WMC1, Class A4 [6,7,8]	0.35	03/25/36	5,698	4,223,550
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [2,5,6] (Acquired 10/29/04, Cost $234,245, 0.0%)	2.10	10/25/33	269	149,863
Series 2003-A2, Class B4 [2,5,6] (Acquired 10/29/04, Cost $167,811, 0.0%)	2.38	11/25/33	197	80,783
Master Asset Backed Securities Trust
Series 2006-NC2, Class A3 [6,7,8]	0.28	08/25/36	5,334	2,536,788
Series 2006-NC2, Class A4 [6,7,8]	0.32	08/25/36	1,876	898,362

See Notes to Financial Statements.

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BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2006-HE5, Class A3 [6,7,8]	0.33%	11/25/36	$6,067	$3,430,283
Series 2006-NC3, Class A4 [6,7,8]	0.33	10/25/36	3,128	1,613,212
Series 2006-NC3, Class A5 [6,7,8]	0.38	10/25/36	4,821	2,506,014
Series 2006-HE5, Class A4 [6,7,8]	0.39	11/25/36	2,047	1,167,013
Series 2006-NC2, Class A5 [6,7,8]	0.41	08/25/36	697	338,868
Series 2005-NC2, Class A4 [6,7,8]	0.52	11/25/35	7,801	4,775,037
Mid-State Capital Corp.
Series 2004-1, Class B [2]	8.90	08/15/37	394	440,153
Mid-State Trust X
Series 10, Class B [5] (Acquired 01/05/04, Cost $1,744,836, 0.5%)	7.54	02/15/36	1,835	1,976,216
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV4 [6,7,8]	0.45	09/25/36	6,395	5,503,294
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 [3,4,6,7]	0.31	10/26/36	10,226	6,795,177
RAAC Series
Series 2005-SP1, Class M3 [5,6] (Acquired 08/02/07, Cost $165,845, 0.0%)	5.52	09/25/34	191	6,090
RALI Trust
Series 2006-QO1, Class 2A1 [6,7]	0.44	02/25/46	1,344	761,929
Series 2006-QS14, Class A30 [6]	79.09	11/25/36	238	692,241
RESI Finance LP
Series 2004-B, Class B5 [2,3,4,6]	1.72	02/10/36	1,097	633,025
Residential Asset Securitization Trust
Series 2007-QS6, Class A2 [6]	54.20	04/25/37	366	745,895
Resix Finance Limited Credit-Linked Notes
Series 2004-C, Class B7 [2,3,4,5,6] (Acquired 09/23/04, Cost $961,923, 0.1%)	3.67	09/10/36	962	429,692
Series 2004-B, Class B8 [2,3,4,5,6] (Acquired 05/21/04, Cost $251,127, 0.0%)	4.92	02/10/36	251	110,044
Series 2004-S1, Class B1 [2,5] (Acquired 02/26/04, Cost $23,792, 0.0%)	5.25	02/25/34	207	111,099
Series 2004-S1, Class B2 [2,5,9] (Acquired 02/26/04, Cost $23,792, 0.0%)	5.25	02/25/34	96	9,644
Series 2003-S7, Class B2 [2,5] (Acquired 05/19/03, Cost $113,603, 0.0%)	5.50	05/25/33	272	61,643
Series 2003-D, Class B7 [2,3,4,5,6] (Acquired 11/19/03, Cost $525,266, 0.1%)	5.92	12/10/35	525	267,729
Series 2003-CB1, Class B8 [2,3,4,5,6] (Acquired 12/22/04, Cost $1,171,058, 0.2%)	6.92	06/10/35	1,321	648,317
Series 2004-B, Class B9 [2,3,4,5,6] (Acquired 05/21/04, Cost $384,690, 0.0%)	8.42	02/10/36	385	163,226
Series 2004-A, Class B10 [2,3,4,5,6] (Acquired 03/09/04, Cost $406,465, 0.0%)	11.67	02/10/36	406	146,818
Saxon Asset Securities Trust
Series 2006-2, Class A3C [6,7,8]	0.32	09/25/36	2,789	2,467,665
Securitized Asset Backed Receivables LLC
Series 2007-BR3, Class A2A [6,7,8]	0.24	04/25/37	2,017	1,270,635
Series 2007-NC1, Class A2B [6,7,8]	0.32	12/25/36	6,750	3,471,252

See Notes to Financial Statements.

2013 Annual Report            9

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-BR2, Class A2 [6,7,8]	0.40%	02/25/37	$4,287	$2,107,269
Structured Asset Securities Corporation Mortgage Loan Trust
Series 2006-BC4, Class A4 [6,7,8]	0.34	12/25/36	7,600	5,016,000
Thornburg Mortgage Securities Trust
Series 2007-1, Class A2B [6]	5.80	03/25/37	5,693	5,201,952
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-OA3, Class 2A [6]	0.91	04/25/47	5,635	4,660,991
Series 2006-AR13, Class 1A [6]	1.02	10/25/46	2,381	1,912,880
Series 2006-AR12, Class 1A2 [6]	2.42	10/25/36	2,586	2,219,198
Series 2007-HY5, Class 3A1 [6]	4.85	05/25/37	1,877	1,788,750
Series 2003-S1, Class B4 [2,3,4,5] (Acquired 10/25/07, Cost $0, 0.0%)	5.50	04/25/33	113	56,483
Series 2007-5, Class A11 [2,6]	38.48	06/25/37	129	221,266
Series 2005-6, Class 2A3 [6]	49.32	08/25/35	190	332,452
Wells Fargo Mortgage Backed Securities Trust
Series 2007-4, Class A21	5.50	04/25/37	1,549	1,443,950
Series 2004-6, Class B4 [2,5] (Acquired 04/13/05, Cost $641,514, 0.0%)	5.50	06/25/34	753	50,537
Series 2007-8, Class 1A22	6.00	07/25/37	652	617,437
Series 2007-8, Class 2A2	6.00	07/25/37	1,388	1,317,553
Series 2007-13, Class A7	6.00	09/25/37	505	485,371
Series 2005-18, Class 2A10 [6]	22.12	01/25/36	376	485,721

Total Non-Agency Mortgage-Backed Securities				129,096,477

Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $124,123,271)				129,096,477

COMMERCIAL MORTGAGE RELATED HOLDINGS – 69.7%
Commercial Mortgage-Backed Securities – 64.1%
A10 Securitization LLC
Series 2013-2, Class B [2,3,4]	4.38	11/15/27	2,927	2,927,000
Series 2013-2, Class C [2,3,4]	5.12	11/15/27	2,000	1,998,060
Series 2013-2, Class D [2,3,4]	6.23	11/15/27	501	503,372
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ	5.42	10/10/45	11,000	10,908,018
Series 2006-2, Class J [3,4,5,6] (Acquired 06/12/06, Cost $317,337, 0.0%)	5.48	05/10/45	332	2,583
Series 2007-2, Class A4 [1,6]	5.79	04/10/49	4,850	5,418,299
Series 2007-3, Class AJ [1,6]	5.80	06/10/49	14,670	14,009,351
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class H [2,3,4,5] (Acquired 03/08/06, Cost $1,650,094, 0.0%)	5.61	03/11/39	1,692	123,082
Series 2007-PW16, Class B [2,3,4,5,6] (Acquired 09/22/10-03/03/11, Cost $3,908,677, 1.4%)	5.90	06/11/40	6,000	4,993,788
Series 2007-PW16, Class C [2,3,4,5,6] (Acquired 09/22/10, Cost $2,560,969, 1.0%)	5.90	06/11/40	5,000	3,803,000
Series 2007-T28, Class F [2,3,4,5,6] (Acquired 10/11/07, Cost $234,354, 0.0%)	6.15	09/11/42	250	143,719
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class AJ [6]	6.34	12/10/49	6,354	6,014,595

See Notes to Financial Statements.

10            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1 [3,4,9]	6.75%	06/20/31	$534	$560,964
Commercial Mortgage Trust
Series 2007-C9, Class AJFL [1,3,4,6]	0.86	12/10/49	6,777	6,022,666
Series 2007-GG7, Class AJ [1,2]	6.02	07/10/38	3,830	3,843,941
Series 2007-GG11, Class AJ [1,6]	6.25	12/10/49	10,330	10,126,478
Series 2007-GG11, Class B [2,6]	6.35	12/10/49	3,568	3,147,698
Series 2007-GG11, Class C [2,6]	6.35	12/10/49	8,400	6,497,400
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class AMFL [1,6]	0.40	01/15/49	7,000	6,300,000
Series 2007-C2, Class A3 [1,6]	5.54	01/15/49	6,024	6,689,965
Series 2006-C1, Class K [2,3,4,5,6] (Acquired 03/07/06, Cost $6,806,974, 0.1%)	5.64	02/15/39	7,073	378,194
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class J [2,3,4,5] (Acquired 12/16/04, Cost $974,986, 0.2%)	4.65	11/15/37	1,000	670,000
Series 2005-C2, Class AMFX [1,2]	4.88	04/15/37	10,800	10,887,102
Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class SVJ [1,2,3,4,6]	1.39	10/15/21	7,000	6,894,363
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class B [2,5] (Acquired 12/07/10, Cost $1,630,138, 0.5%)	4.97	12/10/41	1,750	1,655,182
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G [2,3,4,5,6] (Acquired 09/24/03, Cost $1,596,587, 0.4%)	5.54	10/15/37	1,600	1,595,601
Series 2007-CB20, Class AM [6]	6.08	02/12/51	1,180	1,329,537
Series 2009-IWST, Class D [1,2,3,4,5,6] (Acquired 06/28/07, Cost $7,829,225, 2.2%)	7.69	12/05/27	7,000	7,928,781
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ [1]	5.48	02/15/40	7,460	7,603,165
Series 2007-C1, Class C [2,5,6] (Acquired 02/10/11, Cost $2,870,089, 0.8%)	5.53	02/15/40	3,260	2,960,686
Series 2007-C1, Class D [2,5,6] (Acquired 02/10/11, Cost $2,815,600, 0.8%)	5.56	02/15/40	3,600	2,746,318
Series 2007-C7, Class AJ [6]	6.46	09/15/45	10,000	10,070,150
LNR CDO V Ltd.
Series 2007-1A, Class F [2,3,4,5,6] (Acquired 02/27/07, Cost $3,750,000, 0.0%)	1.62	12/26/49	3,750	0
Morgan Stanley Capital I Trust
Series 2004-HQ4, Class G [2,3,4,5,6] (Acquired 03/01/06, Cost $993,623, 0.3%)	5.41	04/14/40	1,000	938,517
Series 2006-IQ11, Class J [2,3,4,5,6] (Acquired 05/24/06, Cost $62,659, 0.0%)	5.53	10/15/42	146	1,349
Series 2006-T21, Class H [2,3,4,5,6] (Acquired 04/04/06, Cost $1,425,124, 0.2%)	5.55	10/12/52	1,500	601,875
Series 2007-HQ13, Class A3 [1]	5.57	12/15/44	6,108	6,650,641
Series 2007-T25, Class AJ [1,6]	5.57	11/12/49	12,500	12,523,563
Series 2007-IQ14, Class A4 [1,6]	5.69	04/15/49	6,690	7,431,178
Series 2007-T27, Class AJ [1]	5.81	06/11/42	3,757	4,040,819

See Notes to Financial Statements.

2013 Annual Report            11

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-IQ16, Class AJ [6]	6.34%	12/12/49	$5,008	$4,888,349
Morgan Stanley Dean Witter Capital I Trust
Series 2003-TOP9, Class F [2,3,4,5] (Acquired 07/08/10, Cost $2,741,158, 0.8%)	5.82	11/13/36	2,877	2,945,113
Series 2003-TOP9, Class G [2,3,4,5] (Acquired 07/08/10, Cost $4,302,369, 1.3%)	6.09	11/13/36	4,577	4,673,772
Vornado DP LLC Trust
Series 2010-VNO, Class D [2,3,4,5] (Acquired 08/08/10, Cost $919,864, 0.3%)	6.36	09/13/28	920	1,043,585
Wachovia Bank Commercial Mortgage Trust
Series 2007-WHL8, Class C [2,3,4,6]	0.42	06/15/20	7,341	7,057,990
Series 2006-WL7A, Class F [2,3,4,6]	0.51	09/15/21	2,300	2,265,788
Series 2006-WL7A, Class G [2,3,4,6]	0.53	09/15/21	2,855	2,712,250
Series 2006-WL7A, Class H [2,3,4,6]	0.57	09/15/21	2,163	2,008,994
Series 2007-C31, Class L [2,3,4,5] (Acquired 05/11/07, Cost $0, 0.0%)	5.13	04/15/47	1,788	358
Series 2007-C30, Class AJ	5.41	12/15/43	6,500	6,288,984
Series 2005-C20, Class F [2,3,4,5] (Acquired 10/15/10, Cost $2,172,081, 0.7%)	5.43	07/15/42	4,000	2,403,808
Series 2005-C16, Class H [2,3,4,5] (Acquired 01/19/05, Cost $5,978,755, 1.6%)	5.75	10/15/41	6,000	5,752,848
Series 2007-C33, Class AJ	6.12	02/15/51	10,000	10,077,760

Total Commercial Mortgage-Backed Securities				233,060,599

Mezzanine Loans – 5.6%
BOCA Mezzanine	8.17	08/15/15	10,000	10,000,000
Extended Stay America 2013 Mezzanine B	9.63	12/01/19	10,000	10,250,000

Total Mezzanine Loans				20,250,000

Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $250,284,254)				253,310,599

INTEREST-ONLY SECURITIES – 5.2%
Commercial Mortgage Trust
Series 2001-J2A, Class EIO [2,3,4,6,10]	4.09	07/16/34	10,000	1,045,420
Federal National Mortgage Association
Series 2011-46, Class BI [10]	4.50	04/25/37	6,009	907,848
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [3,4,10]	1.12	05/10/36	2,302	53,212
Government National Mortgage Association
Series 2005-76, Class IO [1,6,10]	0.51	09/16/45	27,045	730,006
Series 2012-100, Class IO [1,6,10]	0.89	08/16/52	34,862	2,482,193
Series 2012-70, Class IO [1,6,10]	0.96	08/16/52	46,985	3,116,785
Series 2012-95, Class IO [1,6,10]	1.04	02/16/53	11,420	987,853
Series 2012-78, Class IO [1,6,10]	1.06	06/16/52	36,073	2,626,373
Series 2013-40, Class IO [1,6,10]	1.08	06/16/54	19,787	1,410,796
Series 2012-132, Class IO [1,6,10]	1.14	06/16/54	24,065	1,785,617
Series 2012-89, Class IO [1,6,10]	1.29	12/16/53	36,488	2,471,571
Series 2010-132, Class IO [1,6,10]	1.45	11/16/52	18,137	1,283,177
Vendee Mortgage Trust
Series 1997-2, Class IO [6,10]	0.02	06/15/27	14,115	4,376

See Notes to Financial Statements.

12            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INTEREST-ONLY SECURITIES (continued)
Wachovia Commercial Mortgage Pass-Through Certificates
Series 2002-C2, Class IO1 [3,4,10]	1.79%	11/15/34	$2,292	$3,188

Total INTEREST-ONLY SECURITIES (Cost – $18,680,684)				18,908,415

INVESTMENT GRADE CORPORATE BONDS – 0.1%
Telecommunications – 0.1%
Qwest Capital Funding, Inc. [1]	6.88	07/15/28	300	274,500

Total INVESTMENT GRADE CORPORATE BONDS (Cost $247,453)				274,500

HIGH YIELD CORPORATE BONDS – 14.9%
Automotive – 0.7%
American Axle & Manufacturing, Inc. [1]	6.63	10/15/22	300	317,250
American Axle & Manufacturing, Inc. [1]	7.75	11/15/19	350	397,250
Chrysler Group LLC/CG Co-Issuer, Inc. [1]	8.25	06/15/21	750	853,125
Jaguar Land Rover Automotive PLC [1,3,4,11]	8.13	05/15/21	400	453,000
Visteon Corp. [1]	6.75	04/15/19	468	497,250

Total Automotive				2,517,875

Basic Industry – 2.1%
AK Steel Corp. [1]	7.63	05/15/20	625	590,625
Alpha Natural Resources, Inc. [1]	6.25	06/01/21	775	664,563
Arch Coal, Inc. [1]	7.25	06/15/21	925	698,375
Associated Materials LLC/AMH New Finance, Inc. [1]	9.13	11/01/17	500	533,750
Cascades, Inc. [1,11]	7.88	01/15/20	500	536,250
FMG Resources August 2006 Property Ltd. [1,3,4,11]	6.88	04/01/22	525	567,000
Hexion US Finance Corp. [1]	6.63	04/15/20	750	764,062
Ineos Finance PLC [1,3,4,11]	7.50	05/01/20	425	465,375
Masonite International Corp. [1,3,4,11]	8.25	04/15/21	600	657,750
Steel Dynamics, Inc. [1]	7.63	03/15/20	300	326,250
Tembec Industries, Inc. [1,11]	11.25	12/15/18	500	548,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. [1,3,4,11]	8.75	02/01/19	575	586,500
United States Steel Corp. [1]	7.00	02/01/18	325	351,812
Xerium Technologies, Inc. [1]	8.88	06/15/18	425	446,250

Total Basic Industry				7,737,312

Capital Goods – 1.0%
AAR Corp. [1]	7.25	01/15/22	500	530,000
Ardagh Packaging Finance PLC [3,4,11]	7.00	11/15/20	550	551,375
Coleman Cable, Inc. [1]	9.00	02/15/18	500	527,500
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	350	385,000
Mueller Water Products, Inc. [1]	8.75	09/01/20	281	315,423
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [1]	7.88	08/15/19	750	832,500
Terex Corp. [1]	6.50	04/01/20	600	637,500

Total Capital Goods				3,779,298

Consumer Cyclical – 0.6%
ACCO Brands Corp. [1]	6.75	04/30/20	600	597,750
Levi Strauss & Co. [1]	7.63	05/15/20	600	657,750

See Notes to Financial Statements.

2013 Annual Report            13

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Limited Brands, Inc. [1]	7.60%	07/15/37	$500	$506,250
Phillips-Van Heusen Corp. [1]	7.38	05/15/20	300	327,750

Total Consumer Cyclical				2,089,500

Consumer Non-Cyclical – 0.6%
Bumble Bee Holdings, Inc. [1,3,4]	9.00	12/15/17	584	638,020
C&S Group Enterprises LLC [1,3,4]	8.38	05/01/17	600	636,000
Cott Beverages, Inc. [1]	8.13	09/01/18	350	377,125
Jarden Corp. [1]	7.50	05/01/17	300	347,250

Total Consumer Non-Cyclical				1,998,395

Energy – 2.7%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. [1,3,4]	5.88	08/01/23	600	582,000
Basic Energy Services, Inc. [1]	7.75	02/15/19	550	573,375
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [1]	7.88	04/15/22	675	690,188
Calfrac Holdings LP [1,3,4]	7.50	12/01/20	600	607,500
CGG SA [1]	6.50	06/01/21	550	565,125
Crosstex Energy LP/Crosstex Energy Finance Corp. [1]	8.88	02/15/18	600	633,000
EV Energy Partners LP/EV Energy Finance Corp. [1]	8.00	04/15/19	700	708,750
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. [1]	8.63	06/15/20	195	204,262
Hilcorp Energy I LP/Hilcorp Finance Co. [1,3,4]	8.00	02/15/20	600	649,500
Inergy Midstream LP/NRGM Finance Corp. [3,4]	6.00	12/15/20	600	614,250
Key Energy Services, Inc. [1]	6.75	03/01/21	600	613,500
Linn Energy LLC/Linn Energy Finance Corp. [1]	7.75	02/01/21	300	311,250
Linn Energy LLC/Linn Energy Finance Corp. [1]	8.63	04/15/20	300	321,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [1]	8.88	03/15/18	600	628,500
Precision Drilling Corp. [1,11]	6.63	11/15/20	300	320,250
RKI Exploration & Production LLC [1,3,4]	8.50	08/01/21	350	365,750
Trinidad Drilling Ltd. [1,3,4,11]	7.88	01/15/19	600	637,500
W&T Offshore, Inc. [1]	8.50	06/15/19	600	645,000

Total Energy				9,670,700

Healthcare – 1.3%
CHS/Community Health Systems, Inc. [1]	7.13	07/15/20	700	724,500
Fresenius Medical Care U.S. Finance II, Inc. [1,3,4]	5.88	01/31/22	300	320,250
HCA, Inc. [1]	5.88	05/01/23	150	148,875
HCA, Inc. [1]	8.00	10/01/18	600	708,000
inVentiv Health, Inc. [1,3,4]	9.00	01/15/18	600	627,000
Jaguar Holding Company II/Jaguar Merger Sub, Inc. [1,3,4]	9.50	12/01/19	600	673,500
Kindred Healthcare, Inc. [1]	8.25	06/01/19	600	640,500
Polymer Group, Inc.	7.75	02/01/19	500	534,375
Service Corporation International [1]	6.75	04/01/16	400	435,000

Total Healthcare				4,812,000

Media – 1.0%
ARC Document Solutions, Inc. [1]	10.50	12/15/16	550	580,938
Cablevision Systems Corp. [1]	5.88	09/15/22	100	96,750
Cablevision Systems Corp. [1]	8.63	09/15/17	500	578,750
CCO Holdings LLC/CCO Holdings Capital Corp. [1]	5.75	01/15/24	250	235,625

See Notes to Financial Statements.

14            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. [1]	6.63%	01/31/22	$300	$312,000
Cenveo Corp. [1]	8.88	02/01/18	550	556,875
Clear Channel Worldwide Holdings, Inc. [1]	7.63	03/15/20	750	791,250
Mediacom Broadband LLC/Mediacom Broadband Corp. [1]	6.38	04/01/23	100	102,000
Mediacom LLC/Mediacom Capital Corp. [1]	9.13	08/15/19	500	544,375

Total Media				3,798,563

Services – 2.9%
AMC Entertainment, Inc. [1]	8.75	06/01/19	500	535,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. [1]	8.25	01/15/19	350	381,500
Boyd Gaming Corp. [1]	9.00	07/01/20	600	651,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. [3,4]	5.25	03/15/21	200	196,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. [1]	9.13	08/01/18	350	381,500
Chester Downs & Marina LLC [1,3,4]	9.25	02/01/20	825	825,000
H&E Equipment Services, Inc. [1]	7.00	09/01/22	600	655,500
Iron Mountain, Inc. [1]	5.75	08/15/24	100	93,500
Iron Mountain, Inc. [1]	8.38	08/15/21	500	540,000
Isle of Capri Casinos, Inc. [1]	7.75	03/15/19	600	642,000
MGM Resorts International [1]	7.63	01/15/17	350	397,250
MGM Resorts International [1]	7.75	03/15/22	125	138,750
MGM Resorts International [1]	8.63	02/01/19	275	323,812
MTR Gaming Group, Inc. [1]	11.50	08/01/19	621	689,257
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,3,4]	8.88	04/15/17	525	518,437
PulteGroup, Inc. [1]	6.38	05/15/33	550	497,750
Scientific Games Corp. [1]	8.13	09/15/18	450	482,063
Standard Pacific Corp. [1]	8.38	05/15/18	300	349,500
Standard Pacific Corp. [1]	8.38	01/15/21	450	517,500
The Hertz Corp. [1]	6.25	10/15/22	600	624,000
The Hertz Corp. [1]	7.50	10/15/18	300	324,375
United Rentals North America, Inc. [1]	7.63	04/15/22	450	504,000
United Rentals North America, Inc. [1]	9.25	12/15/19	300	334,875

Total Services				10,602,569

Technology & Electronics – 0.5%
First Data Corp. [1,3,4]	7.38	06/15/19	750	802,500
Freescale Semiconductor, Inc. [1,3,4]	9.25	04/15/18	600	647,250
ION Geophysical Corp. [1,3,4]	8.13	05/15/18	300	255,000

Total Technology & Electronics				1,704,750

Telecommunications – 1.3%
CenturyLink, Inc. [1]	7.65	03/15/42	450	406,125
Cincinnati Bell, Inc. [1]	8.38	10/15/20	414	447,120
Cincinnati Bell, Inc. [1]	8.75	03/15/18	275	290,469
Fairpoint Communications, Inc. [1,3,4]	8.75	08/15/19	550	573,375
Frontier Communications Corp. [1]	7.13	03/15/19	600	657,000
Intelsat Jackson Holdings SA [1,3,4]	5.50	08/01/23	600	574,500
Level 3 Financing, Inc. [1]	8.63	07/15/20	525	588,000

See Notes to Financial Statements.

2013 Annual Report            15

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments

November 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
MetroPCS Wireless, Inc. [1,3,4]	6.63%	04/01/23	$550	$566,500
Windstream Corp. [1]	7.50	06/01/22	525	544,030

Total Telecommunications				4,647,119

Utility – 0.2%
NRG Energy, Inc. [1]	8.50	06/15/19	600	652,500

Total HIGH YIELD CORPORATE BONDS (Cost $52,231,029)				54,010,581

Total Investments – 138.0% (Cost $490,024,576)				501,629,808
Liabilities in Excess of Other Assets – (38.0)%				(138,228,775)

TOTAL NET ASSETS – 100.0%				$363,401,033

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
2	—	Represents a subordinated class in a trust of mortgage-backed securities.
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2013, the total value of all such investments was $102,094,046 or 28.1% of net assets.
4	—	Private Placement.
5	—	Restricted Illiquid Securities – Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of November 30, 2013, the total value of all such securities was $55,767,411 or 15.3% of net assets.
6	—	Variable rate security – Interest rate shown is the rate in effect as of November 30, 2013.
7	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
8	—	Investment in subprime security. As of November 30, 2013, the total value of all such securities was $61,434,622 or 16.9% of the net assets.
9	—	Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of November 30, 2013, the total value of all such securities was $570,608 or 0.2% of net assets.
10	—	Interest rate is based on the notional amount of the underlying mortgage pools.
11	—	Foreign security or a U.S. security of a foreign company.
TBA	—	To Be Announced.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

November 30, 2013

Assets:
Investments in securities, at value (cost $469,572,606) (Note 2)	$481,379,808
Investments in mezzanine loan, at value (cost $20,451,970)	20,250,000

Total investments, at value (cost $490,024,576)	501,629,808
Cash	24,268,225
Cash collateral for reverse repurchase agreements	315,448
Interest receivable	2,976,452
Receivable for investments sold	2,734,371
Principal paydown receivable	8,267
Prepaid expenses	37,671

Total assets	531,970,242

Liabilities:
Reverse repurchase agreements (Note 6)	163,539,840
Interest payable for reverse repurchase agreements (Note 6)	316,641
Payable for TBA transactions	4,073,264
Payable for investments purchased	262,148
Investment advisory fee payable (Note 4)	193,559
Administration fee payable (Note 4)	59,557
Accrued expenses	124,200

Total liabilities	168,569,209

Net Assets	$363,401,033

Composition of Net Assets:
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized) (Note 7)	$139,607
Additional paid-in capital (Note 7)	440,871,438
Accumulated net realized loss on investment transactions and futures transactions	(89,215,244)
Net unrealized appreciation on investments	11,605,232

Net assets applicable to capital stock outstanding	$363,401,033

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	13,960,683
Net asset value per share	$26.03

See Notes to Financial Statements.

2013 Annual Report            17

BROOKFIELD TOTAL RETURN FUND INC.

Statement of Operations

For the Fiscal Year Ended November 30, 2013

Investment Income (Note 2)
Interest	$34,170,687

Expenses:
Investment advisory fees (Note 4)	2,321,859
Administration fees (Note 4)	714,418
Directors’ fees	108,370
Legal fees	107,172
Reports to stockholders	89,929
Insurance	87,013
Fund accounting servicing fees	86,310
Audit and tax services	65,000
Transfer agent fees	47,268
Custodian fees	45,189
Registration fees	31,306
Miscellaneous	21,500

Total operating expenses	3,725,334
Interest expense on reverse repurchase agreements (Note 6)	1,401,310

Total expenses	5,126,644

Net investment income	29,044,043

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized gain (loss) on:
Investment transactions	(4,673,748)
Futures transactions	26,415

Net realized loss on investment transactions and futures transactions	(4,647,333)

Net change in unrealized appreciation on:
Investments	27,414,212
Futures	13,123

Net change in unrealized appreciation on investments and futures	27,427,335

Net realized and unrealized gain on investment transactions and futures transactions	22,780,002

Net increase in net assets resulting from operations	$51,824,045

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	For the Fiscal Year Ended November 30, 2013	For the Fiscal Year Ended November 30, 2012
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$29,044,043	$21,752,374
Net realized loss on investment transactions and futures transactions	(4,647,333)	(628,801)
Net change in unrealized appreciation on investments and futures	27,427,335	31,204,597

Net increase in net assets resulting from operations	51,824,045	52,328,170

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(29,305,886)	(22,081,984)
Return of capital	(2,523,318)	(413,975)

Total dividends and distributions paid	(31,829,204)	(22,495,959)

Capital Stock Transactions (Note 7):
Proceeds from rights offering, net of offering costs	73,021 *	72,097,601
Reinvestment of dividends and distributions	29,572	254,361
Capital received as a result of shares issued due to fund merger	—	64,656,398

Net increase in net assets from capital stock transactions	102,593	137,008,360

Total increase in net assets	20,097,434	166,840,571
Net Assets:
Beginning of year	343,303,599	176,463,028

End of year	$363,401,033	$343,303,599

(including undistributed (distributions in excess of) net investment income of)	$—	$—

Share Transactions:
Shares issued or sold as result of rights offering	—	3,500,000
Reinvested shares	1,122	10,789 #
Shares issued due to fund merger	—	2,710,279 #

Net increase in shares outstanding	1,122	6,221,068

*	This amount represents an adjustment to the offering costs that were charged to paid-in capital in connection with the rights offering.
#	Share amounts have been adjusted to reflect the 1:4 reverse stock split that occurred effective August 22, 2012.

See Notes to Financial Statements.

2013 Annual Report            19

BROOKFIELD TOTAL RETURN FUND INC.

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2013

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$51,824,045
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(205,676,419)
Proceeds from disposition of long-term portfolio investments and principal paydowns	178,727,293
Sales of short-term portfolio investments, net	30
Purchases of TBA transactions, net	(918,055)
Increase in interest receivable	(153,151)
Increase in receivable for investments sold	(2,734,371)
Decrease in principal paydown receivable	74,343
Decrease in prepaid expenses	90,807
Decrease in payable for investments purchased	(6,004,431)
Decrease in payable for variation margin	(6,344)
Increase in interest payable for reverse repurchase agreements	256,470
Increase in investment advisory fee payable	13,757
Increase in administration fee payable	4,237
Decrease in payable due to rights offering	(561,774)
Decrease in accrued expenses	(81,919)
Net accretion or amortization on investments and paydown gains or losses on investments	(12,661,201)
Unrealized appreciation on investments	(27,414,212)
Net realized loss on investment transactions	4,673,748

Net cash used for operating activities	(20,547,147)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	60,049,512
Net cash provided by rights offering	73,021
Distributions paid to stockholders, net of reinvestments	(31,799,632)

Net cash provided by financing activities	28,322,901

Net increase in cash	7,775,754
Cash at beginning of year	16,807,919

Cash at end of year	$24,583,673

Supplemental Disclosure of Cash Flow Information:

Interest payments on the reverse repurchase agreements for the year ended November 30, 2013, totaled $1,144,840.

Non-cash financing activities included reinvestment of distributions of $29,572.

Cash at the end of the year includes $315,448 for collateral for reverse repurchase agreements.

See Notes to Financial Statements.

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Financial Highlights

	For the Fiscal Year Ended November 30,
	2013	2012	2011[2]	2010[2]	2009[2]
Per Share Operating Performance:
Net asset value, beginning of year	$24.59	$22.80	$24.80	$21.84	$19.48

Net investment income	2.08	2.24	1.68	2.12	2.04
Net realized and unrealized gain (loss) on investment transactions	1.64	3.01	(1.20)	2.92	2.60

Net increase in net asset value resulting from operations	3.72	5.25	0.48	5.04	4.64

Dividends from net investment income	(2.10)	(2.24)	(1.84)	(2.08)	(2.28)
Return of capital distributions	(0.18)	(0.04)	(0.64)	—	—

Total dividends and distributions paid	(2.28)	(2.28)	(2.48)	(2.08)	(2.28)

Change due to rights offering[1]	—	(1.18)	—	—	—

Net asset value, end of year	$26.03	$24.59	$22.80	$24.80	$21.84

Market price, end of year	$23.31	$24.05	$22.56	$24.04	$20.80

Total Investment Return†	6.41%	17.29%	4.11%	26.63%	32.45%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000s)	$363,401	$343,304	$176,463	$191,738	$168,907
Operating expenses	1.04%	1.30%	1.18%	1.23%	1.29%
Interest expense	0.39%	0.41%	0.53%	0.31%	0.14%
Total expenses	1.43%	1.71%	1.71%	1.54%	1.43%
Net investment income	8.13%	9.19%	6.83%	9.34%	10.01%
Portfolio turnover rate	38%	75%	43%	204%	73%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]

Effective as of the close of business on September 20, 2012, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,500,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was set at 90% of the average closing price for the last 5 trading days of the offering period. The shares were subscribed at a price of $ 21.50 which was less than the NAV of $25.35 thus creating a dilutive effect on the NAV.

[2]

The Fund had a 1:4 reverse stock split with ex-dividend and payable dates of August 21, 2012 and August 22, 2012, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Fiscal Years Ended November 30,	2011	2010	2009
Net Asset Value (prior to reverse stock split)	$5.70	$6.20	$5.46
Market Price (prior to reverse stock split)	$5.64	$6.01	$5.20

See Notes to Financial Statements.

2013 Annual Report            21

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements

November 30, 2013

1. The Fund

Brookfield Total Return Fund Inc. (formerly Helios Total Return Fund, Inc.) (the “Fund”) was incorporated under the laws of the State of Maryland on May 26, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Fund.

The investment objective of the Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurances can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

The Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has designated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’s portfolio. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. When price quotations for certain securities are not readily available or cannot be determined, a significant event has occurred that would materially affect the value of the security, or if the available quotations are not believed to be reflective of the market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the

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Notes to Financial Statements

November 30, 2013

Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board. The Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments

•	Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar investments, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

2013 Annual Report            23

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements

November 30, 2013

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares weekly its prior week prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of November 30, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$22,302,086	$6,139	$22,308,225
Asset-Backed Securities	—	21,047,680	2,673,331	23,721,011
Residential Mortgage Related Holdings	—	2,416,369	126,680,108	129,096,477
Commercial Mortgage Related Holdings	—	—	253,310,599	253,310,599
Interest-Only Securities	—	907,848	18,000,567	18,908,415
Investment Grade Corporate Bonds	—	274,500	—	274,500
High Yield Corporate Bonds	—	54,010,581	—	54,010,581

Total	$—	$100,959,064	$400,670,744	$501,629,808

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of November 30, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements*
Assets	Fair Value as of November 30, 2013	Valuation Methodology	Significant Unobservable Input	Price
Residential Mortgage Related Holdings	$9,644	Broker Pricing	Discounted Cash Flow	$10.00
Commercial Mortgage Related Holdings	560,964	Market comparable companies	Implied Spread to Index	105.00

*

The table above does not include level 3 securities that are valued by brokers and pricing services. At November 30, 2013, the value of these securities was approximately $400,100,136. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

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Notes to Financial Statements

November 30, 2013

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	U.S. Government & Agency Obligations	Asset- Backed Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest- Only Securities	High Yield Corporate Bonds	Total
Balance as of November 30, 2012	$—	$10,741,144	$164,634,656	$145,767,740	$14,507,895	$2,555,850	$338,207,285
Accrued Discounts (Premiums)	—	(678)	1,554,185	1,634,713	(1,340,792)	(10,279)	1,837,149
Realized Gain (Loss)	—	296,267	11,398,051	104,973	64,725,106	(1,750)	76,522,647
Change in Unrealized Appreciation (Depreciation)	—	739,515	2,214,842	25,654,221	44,208	12,031	28,664,617
Purchases at cost	—	5,084,479	35,314,243	107,475,448	6,048,044	305,625	154,227,839
Sales proceeds	—	(11,473,047)	(88,435,869)	(27,326,496)	(65,988,270)	(1,289,804)	(194,513,486)
Transfers into Level 3	6,139	—	—	—	4,376	—	10,515	(a)
Transfers out of Level 3	—	(2,714,149)	—	—	—	(1,571,673)	(4,285,822	)(a)

Balance as of November 30, 2013	$6,139	$2,673,331	$126,680,108	$253,310,599	$18,000,567	$—	$400,670,744

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$20,617	$5,793,454	$14,172,947	$44,208	$—	$20,031,226

(a)

Transfers in and out of Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.

For the fiscal year ended November 30, 2013, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of November 30, 2013, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of November 30, 2013, open taxable years consisted of the taxable years ended November 30, 2010 through November 30, 2013. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.

2013 Annual Report            25

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements

November 30, 2013

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of passthrough securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a

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Notes to Financial Statements

November 30, 2013

new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

TBA transactions outstanding at November 30, 2013 were as follows:

Purchases:

Security Name	Interest Rate	Principal Amount	Current Payable
Federal National Mortgage Association	3.50%	$4,000,000	$4,073,264

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

The following table sets forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2013:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain on Futures Transactions	Net Change in Unrealized Appreciation on Futures
Futures contracts	Futures transactions	$26,415	$13,123

As of November 30, 2013, there were no futures contracts outstanding.

The average notional value of futures contracts outstanding during the fiscal year ended November 30, 2013 was $5,753,939, which represents the volume activity during the fiscal year.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

2013 Annual Report            27

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements

November 30, 2013

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreement and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly net assets. During the fiscal year ended November 30, 2013, the Adviser earned $2,321,859 in investment advisory fees from the Fund.

The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund shall pay to the Adviser a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the fiscal year ended November 30, 2013, the Adviser earned $714,418 in administration fees from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.

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Notes to Financial Statements

November 30, 2013

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, TBA transactions and reverse repurchase agreements, for the fiscal year ended November 30, 2013, were as follows:

Long-Term Securities (excluding U.S. Government Securities)		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$199,628,375	$170,600,020	$6,048,044	$8,127,273

For purposes of this note, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

6. Borrowings

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such accounts for its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

2013 Annual Report            29

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements

November 30, 2013

At November 30, 2013, the Fund had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$2,394,936	Bank of America, 1.99%, dated 11/08/13, maturity date 02/07/14	$2,406,983
4,988,000	Bank of America, 2.09%, dated 10/21/13, maturity date 01/21/14	5,014,641
883,000	Credit Suisse, 0.44%, dated 11/04/13, maturity date 02/04/14	883,993
10,140,934	Goldman Sachs, 0.40%, dated 11/06/13, maturity 02/06/14	10,151,301
3,943,000	JP Morgan Chase, 0.42%, dated 10/11/13, maturity 01/09/14	3,947,140
2,989,000	JP Morgan Chase, 0.42%, dated 10/16/13, maturity 01/09/14	2,991,964
1,760,000	JP Morgan Chase, 1.02%, dated 10/16/13, maturity 01/16/14	1,764,588
2,744,000	JP Morgan Chase, 1.15%, dated 10/16/13, maturity 01/16/14	2,752,037
11,931,000	JP Morgan Chase, 1.20%, dated 10/16/13, maturity 01/16/14	11,967,468
2,139,000	JP Morgan Chase, 1.24%, dated 10/23/13, maturity 01/23/14	2,145,769
3,384,000	JP Morgan Chase, 1.24%, dated 10/30/13, maturity 01/30/14	3,394,740
6,339,000	JP Morgan Chase, 1.24%, dated 11/08/13, maturity 02/07/14	6,358,852
6,197,000	JP Morgan Chase, 1.60%, dated 10/01/13, maturity 12/30/13	6,221,771
3,899,000	Nomura Securities, 1.61%, dated 09/04/13, maturity 12/04/13	3,914,858
3,077,800	RBC Capital Markets, 0.98%, dated 10/23/13, maturity 04/01/14	3,091,259
3,771,490	RBC Capital Markets, 0.99%, dated 10/03/13, maturity 04/01/14	3,790,206
9,263,900	RBC Capital Markets, 0.99%, dated 10/11/13, maturity 04/01/14	9,307,880
18,836,400	RBC Capital Markets, 0.99%, dated 10/16/13, maturity 04/01/14	18,922,854
4,978,000	RBC Capital Markets, 0.99%, dated 10/18/13, maturity 04/01/14	5,000,574
434,570	RBC Capital Markets, 0.99%, dated 10/16/13, maturity 04/01/14	436,573
257,810	RBC Capital Markets, 0.99%, dated 10/30/13, maturity 04/01/14	258,899
5,643,000	RBC Capital Markets, 1.11%, dated 10/16/13, maturity 04/16/14	5,674,792
4,610,000	RBC Capital Markets, 1.26%, dated 10/16/13, maturity 04/16/14	4,639,468
4,726,000	RBC Capital Markets, 1.50%, dated 09/27/13, maturity 12/17/13	4,741,925
4,872,000	RBC Capital Markets, 1.70%, dated 10/01/13, maturity 01/02/14	4,893,376
7,655,000	RBC Capital Markets, 1.76%, dated 10/17/13, maturity 04/16/14	7,722,869
3,261,000	RBC Capital Markets, 1.76%, dated 10/23/13, maturity 04/16/14	3,288,513
28,421,000	RBC Capital Markets, 1.80%, dated 09/16/13, maturity 12/17/13	28,552,056

$163,539,840	Maturity Amount, Including Interest Payable	$164,237,349

	Market Value of Assets Sold Under Agreements	$210,583,361

	Weighted Average Interest Rate	1.31%

The average daily balance of reverse repurchase agreements outstanding for the Fund during the fiscal year ended November 30, 2013, was approximately $126,993,353 at a weighted average interest rate of 1.10%.

The maximum amount of reverse repurchase agreements outstanding at any time during the fiscal year was $166,824,787, which was 30.58% of total assets for the Fund.

7. Capital Stock

The Fund has 50 million shares of $0.01 par value common stock authorized. Of the 13,960,683 shares outstanding at November 30, 2013 for the Fund, the Adviser owned 4,647 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of the Fund, or approximately 3.7 million of the Fund’s shares, is authorized for repurchase. The purchase prices may not exceed the then-current net asset value.

For the fiscal years ended November 30, 2013 and November 30, 2012, no shares were repurchased by the Fund. Since inception of the stock repurchase program for the Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.

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Notes to Financial Statements

November 30, 2013

As of the close of business on March 30, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Directors, all of the assets, subject to the liabilities, of the Helios Strategic Mortgage Income Fund, Inc. were transferred to the Brookfield Total Return Fund Inc. in exchange for corresponding shares of the Brookfield Total Return Fund Inc. of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. The exchange ratio was 1.0657. The net asset value of the Brookfield Total Return Fund Inc. shares on the close of business March 30, 2012, after the reorganization was $5.96, and a total of 10,841,114 shares were issued to shareholders of the Helios Strategic Mortgage Income Fund, Inc. in the exchange. The exchange was a tax-free event to Helios Strategic Mortgage Income Fund, Inc. stockholders. For financial reporting purposes, assets received and shares issued by the Brookfield Total Return Fund, Inc. were recorded at fair value; however the cost basis of investments received from Helios Strategic Mortgage Income Fund, Inc. was carried forward to align ongoing reporting of the Brookfield Total Return Fund Inc’s. realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes.

The components of net assets immediately before the acquisition were as follows:

	Capital Stock	Accumulated net investment loss	Accumulated net realized loss on investments	Net Unrealized Depreciation	Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$135,113,490	$(2,383,501)	$(51,684,861)*	$(16,388,730)	$64,656,398
Brookfield Total Return Fund Inc.	277,545,747	(3,345,197)	(65,951,648)	(23,549,900)	184,698,702

Total	$412,659,237	$(5,728,698)	$(117,636,809)	$(39,938,630)	$249,355,100

*

Due to rules under section 381 and 382 of the Internal Revenue Code, the combined fund will only be able to utilize $15,205,249 of the $51,336,999 capital loss carryforward and the losses will be limited to $2,279,853 each year ($1,526,131 in the first short year) over the next 7 years. The combined fund may not utilize the remaining $36,131,750.

Effective August 22, 2012, the Fund affected a 1 for 4 reverse stock split for its shares. All share transactions in capital stock and per share data prior to August 22, 2012 have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in the Fund.

The Fund issued to its stockholders of record as of the close of business on September 20, 2012, transferrable rights to subscribe for up to an aggregate of 3,500,000 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held. The issue was fully subscribed at the subscription price of $21.50. The rights offering costs of approximately $675,947 and brokerage and dealer-management commissions were charged directly against the proceeds of the rights offering. The Fund increased its capital by $72,097,601.

8. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the year ended November 30, 2013, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

2013 Annual Report            31

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements

November 30, 2013

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the fiscal year ended November 30, 2013 was as follows:

Ordinary income	$29,305,886
Return of capital	2,523,318

Total distributions	$31,829,204

During the fiscal year ended November 30, 2012, the tax character of $22,495,959 of distributions paid was $22,081,984 from ordinary income and $413,975 from return of capital.

At November 30, 2013, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforward(1)	$(89,063,840)
Post-October capital loss deferral	(151,404)
Book basis unrealized appreciation	11,605,232
Plus: Cumulative timing difference	—

Tax basis unrealized appreciation on investments	11,605,232

Total tax basis net accumulated losses	$(77,610,012)

(1)	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of November 30, 2013, the Fund’s capital loss carryforwards were as follows:

Expiring In:
2014	$1,719,287
2015	3,792,571
2016	7,710,904
2017	38,404,880
2018	18,161,948
2019	12,712,591
Infinite	6,561,659

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at November 30, 2013 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$490,024,576	$34,311,957	$(22,706,725)	$11,605,232

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

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Notes to Financial Statements

November 30, 2013

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended November 30, 2013, the following table shows the reclassifications made:

Additional Paid-In Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(2,216,675)	$261,843	$1,954,832

10. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

11. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU No. 2011-11. ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards codification.

Management is currently evaluating the impact these amendments will have on the Fund’s financial statements and disclosures.

12. Exclusion from Definition of Commodity Pool Operator

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registering as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). The Fund will limit its transactions in such instruments (excluding transactions entered into for “bona fide hedging purposes,” as defined under the Commodity Futures Trading Commission regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use commodity futures, options and swaps to the extent that it has used them in the past. These limitations, however, may have an impact on the ability of the Adviser to manage the Fund in the future and on the Fund’s performance.

2013 Annual Report            33

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements

November 30, 2013

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Dividends: The Fund’s Board of Directors declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.1900	December 19, 2013	December 27, 2013
$0.1900	January 16, 2014	January 30, 2014

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

November 30, 2013

To the Stockholders and Board of Directors of

Brookfield Total Return Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Brookfield Total Return Fund Inc. (formerly Helios Total Return Fund, Inc.) as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Total Return Fund Inc. as of November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

January 29, 2014

2013 Annual Report            35

BROOKFIELD TOTAL RETURN FUND INC.

Tax Information (Unaudited)

November 30, 2013

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (November 30, 2013) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that 7.93% of the distributions paid from net investment income for the Fund was reclassified as return of capital and are reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.

Because the Fund’s fiscal year is not a calendar year, another notification will be sent with respect to calendar 2013. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

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BROOKFIELD TOTAL RETURN FUND INC.

Compliance Certification (Unaudited)

November 30, 2013

On April 12, 2013, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

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BROOKFIELD TOTAL RETURN FUND INC.

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.

Directors of the Fund

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Disinterested Director
Class I Directors to serve until 2015 Annual Meeting of Stockholders:

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Adviser (2006- Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	12

Interested Director
Class I Director to serve until 2015 Annual Meeting of Stockholders:

Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 46	Director	Director/Trustee of several investment companies advised by the Adviser (2013- Present); Global Head of Marketing and Business Development of the Adviser (2011- 2013); Managing Partner, Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009).	12

Disinterested Director
Class II Director to serve until 2016 Annual Meeting of Stockholders:

Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 70	Director and Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected since 2008	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Adviser (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005- 2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Chimerix Corporation (2013-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008);Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009- Present).	12

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BROOKFIELD TOTAL RETURN FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund (continued)

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Disinterested Director
Class III Director to serve until 2014 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 67	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	12

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BROOKFIELD TOTAL RETURN FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 58	President	Since 2010	President of several investment companies advised by the Adviser (2010-Present); Chief Investment Strategist of Brookfield Asset Management Inc. (2013-Present); Chief Executive Officer and Chief Investment Officer of the Adviser (2010-Present); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011- Present); Co-Chief Executive Officer and Chief Investment Officer of the Adviser (2009- 2010); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Michelle Russell-Dowe* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 42	Vice President	Since 2009	Portfolio Manager (2001-Present) and Managing Director (2005-Present) of the Adviser.

Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 38	Treasurer	Since 2013	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).

Steven M. Pires*,** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 57	Treasurer	Since 2009	Treasurer of several investment companies advised by the Adviser (2009-2013); Vice President of the Adviser (2011-2013); Vice President of Brookfield Operations and Management Services LLC (2008-2011).

Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 44	Secretary	Since 2006	Managing Director and Chief Financial Officer of the Adviser (2010-Present); Director of the Adviser (2006-2010); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011- Present); Managing Director, AMP Capital Brookfield Pty Limited (2011-2012).

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BROOKFIELD TOTAL RETURN FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023	Chief Compliance Officer (“CCO”)	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009- Present); Vice President, Oppenheimer Funds, Inc. (2004- 2009).

Age 38

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
**	Mr. Pires resigned as Treasurer effective December 30, 2013.

The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

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BROOKFIELD TOTAL RETURN FUND INC.

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund may suspend the Plan from time to time, under certain circumstances.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

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BROOKFIELD TOTAL RETURN FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and stockholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•

Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-800-497-3746.

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CORPORATE INFORMATION

Investment Adviser and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

1-800-937-5449

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http:// www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (800) 497-3746 or by writing to Secretary, Brookfield Total Return Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts and they are Messrs. Rodman L. Drake, Stuart A. McFarland, Louis P. Salvatore. Messrs. Drake and McFarland are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended November 30, 2013, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $61,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

For the fiscal year ended November 30, 2012, BBD billed the Registrant aggregate fees of $61,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

Tax Fees

For each of the fiscal year ended November 30, 2013 and November 30, 2012, BBD billed the Registrant aggregate fees of $4,000 and $4,000, respectively for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For each of the fiscal year ended November 30, 2013 and November 30, 2012, there were no Audit-related fees.

All Other Fees

For each of the fiscal year ended November 30, 2013 and November 30, 2012, there were no Other Fees.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

MAY 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Ms. Russell-Dowe is a Portfolio Manager and Head of the Securitized Products Investment Team. In her role, Ms. Russell-Dowe is responsible for the firm’s Securitized Products Strategies and exposures. Ms. Russell-Dowe leads the securities analysis committee and also oversees research for structured products. Ms. Russell-Dowe has 19 years of investment experience in securitized products, including 13 years with the firm. She earned a Bachelor of Arts degree in Economics from Princeton University and holds an MBA from the Graduate School of Business at Columbia University, where she graduated as valedictorian.

Management of Other Accounts

The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2012	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	3	$ 1,062 million	0	0
	Other Pooled Investment Vehicles	8	$ 790 million	1	31 million
	Other Accounts	8	$1.7 billion	1	623 million

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio manager as of November 30, 2013.

Dollar Range of Securities Owned
Michelle Russell-Dowe	Over $100,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

      None.

Item 10.	Submission of Matters to a Vote of Security Holders.

      None.

Item 11.	Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    None.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD TOTAL RETURN FUND INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: February 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: February 10, 2014

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: February 10, 2014